EXHIBIT 10.27
AMENDMENT NO. 2
TO CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 10, 2022, is entered into by and among Valvoline Inc., a Kentucky corporation (the “Borrower”), The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and each Lender party hereto.
PRELIMINARY STATEMENTS
Valvoline Finco One LLC, a Delaware limited liability company, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the Lenders party thereto entered into that certain Credit Agreement, dated as of July 11, 2016 (as amended, restated, supplemented or otherwise modified in writing from time to time prior to the Amendment No. 2 Effective Date (as defined below), the “Original Credit Agreement”; capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Original Credit Agreement);
Pursuant to a joinder agreement, dated as of September 26, 2016, Valvoline Inc., a Kentucky corporation, became the borrower under the Original Credit Agreement;
The Borrower has requested an amendment to the Original Credit Agreement, effective as of the Amendment No. 2 Effective Date, to amend certain provisions of the Original Credit Agreement as set forth herein; and
The Borrower, the Lenders and the Administrative Agent have agreed that the Original Credit Agreement shall be amended as provided in Section 1 hereof, upon the terms and subject to the conditions set forth herein and effective as of the Amendment No. 2 Effective Date.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to the Credit Agreement on the Amendment No. 2 Effective Date. The Original Credit Agreement shall be, effective as of the Amendment No. 2 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows (as so amended, the “Amended Credit Agreement”):
(a) Section 1.03 of the Original Credit Agreement is hereby amended by inserting the following as a new clause (c):
“(c) Reference is made herein to that certain Equity Purchase Agreement, dated as of July 31, 2022 (the “Equity Purchase Agreement”), between Valvoline, Inc. and Gateway Velocity Holding Corp., and, solely for purposes set forth in Section 9.14 and 9.15 thereof, Aramco Overseas Company B.V. Notwithstanding anything to the contrary herein or in any other Loan Document, notwithstanding the fact that the Borrower may classify its global products business as held for sale and reflect the global products business as discontinued operations in the financial statements delivered pursuant to Section 6.01 as a result of the transactions contemplated by the Equity Purchase Agreement, the Borrower’s global products business shall be deemed not to be discontinued operations for all purposes under this Agreement and the other Loan Documents (including, without limitation, for purposes of calculating Consolidated Net Income and Consolidated EBITDA and for the purposes of calculating the financial covenants set forth in Section 7.11), until the consummation of the sale of the global product business pursuant to the Equity Purchase Agreement.”
Section 2. Conditions to Amendment No. 2 Effective Date. Section 1 of this Amendment shall become effective on and as of the date (the “Amendment No. 2 Effective Date”) that
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the Administrative Agent or its counsel shall have received a counterpart of this Amendment, duly executed by the Borrower, Lenders comprising the Required Lenders immediately prior to the occurrence of the Amendment No. 2 Effective Date, and the Administrative Agent.
Section 3. Reference to and Effect on Loan Documents.
(b) On and after the Amendment No. 2 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Original Credit Agreement as amended by this Amendment.
(c) This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(d) On and after the Amendment No. 2 Effective Date, the Original Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.
Section 4. Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement, which payment and reimbursement shall occur on the Amendment No. 2 Effective Date to the extent such costs and expenses are invoiced at least three Business Days prior to the Amendment No. 2 Effective Date.
Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

VALVOLINE INC.

By: /s/ Mary E. Meixelsperger
Name: Mary E. Meixelsperger
Title: Chief Financial Officer

Valvoline – Amendment No. 2 to Credit Agreement

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THE BANK OF NOVA SCOTIA,
as Administrative Agent

By: /s/ Todd Kennedy
Name: Todd Kennedy
Title: Managing Director

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BANK OF AMERICA, N.A.
as a Lender

By: /s/ Michelle L. Walker
Name: Michelle L. Walker
Title: Vice President

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CITIBANK, N.A.
as a Lender

By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate

                    For Lenders that require an additional signature:

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

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FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Lender

By: /s/ Ann C. Harrington
Name: Ann Harrington
Title: Assistant Vice President

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GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

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THE HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Greg Ryan
Name: Greg Ryan
Title: Managing Director

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ING BANK N.V., DUBLIN BRANCH
as a Lender

By: /s/ Cormac Langford
Name: Cormac Langford
Title: Director

                    For Lenders that require an additional signature:

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

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JPMORGAN CHASE BANK N.A.,
as a Lender

By: /s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Executive Director

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KEYBANK CORP,
as a Lender

By: /s/ Brian Fox
Name: Brian Fox
Title: Senior Vice President

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MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

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MUFG BANK, LTD.,
as a Lender

By: /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

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THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ David C. Beckett
Name: David C. Beckett
Title: Senior Vice President

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TD BANK, N.A.,
as a Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark Irey
Name: Mark Irey
Title: Vice President

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